                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event report) December 17, 2001
                                                       -----------------

          First Union National Bank (as Representative under a Sale and Servicing Agreement dated as of May 31, 1999 providing for the issuance of The Money Store Commercial Mortgage, Inc. Trust, Series 1999-1) and each of the Originators
                      listed on Schedule A attached hereto.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)


            *                        333-32775                          *
--------------------------------------------------------------------------------
State or other jurisdiction         (Commission                   (IRS Employer
    of incorporation)               File Number)                    ID Number)


   c/o First Union National Bank, 401 South Tryon Street - NC1179 Charlotte,
                                    NC 28288
   -------------------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (916) 617-2628


    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


*        See Schedule A

Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to the Note holders with respect to the December 17, 2001 Remittance Date.

Item 7            Financial Statements and Exhibits



Item 601(a) of Regulation
S-K Exhibit Number
------------------

20.1 Monthly Statements to the Note holders with respect to the December 17, 2001 Remittance Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Stephanie Callahan
Name:  Stephanie Callahan
Title: Assistant Vice President                       Dated: December 17, 2001

                                  Exhibit Index


20.1 Monthly Statements sent to the Note holders with respect to the December 17, 2001 Remittance Date.

                                   Schedule A


                                            State of            IRS Employer
Registrant                                  Incorporation       ID Number
----------                                  -------------       ---------
TMS Mortgage Inc.                           New Jersey          22-3217781
The Money Store/D.C. Inc.                   D.C.                22-2133027
The Money Store/Kentucky Inc.               Kentucky            22-2459832
The Money Store Home Equity Corp.           Kentucky            22-2522232
The Money Store/Minnesota Inc.              Minnesota           22-3003495